Exhibit 10.2

EXTENSION AMENDMENT
This Extension Amendment (this “Extension Amendment”), dated as of January 24, 2020, is made by and among Coral-US Co-Borrower LLC, a limited liability company organized under the laws of Delaware (the “Original Co-Borrower”) as Borrower and Guarantor, each of the other Loan Parties party hereto, the financial institutions listed on Schedule 1 to this Extension Amendment (the “Extending Class B Revolving Credit Lenders”) and The Bank of Nova Scotia as Administrative Agent (the “Administrative Agent”) and Security Trustee (the “Security Trustee”) under the amended and restated credit agreement dated as of March 7, 2018 (as amended, restated, supplemented or otherwise modified from time to time (including as amended as of April 9, 2018 and as further supplemented on January 10, 2020) prior to the Effective Date (as defined below), and as in effect immediately prior to the occurrence of the Effective Date, the “Existing Credit Agreement”) between, among others, Sable International Finance Limited, an exempted company incorporated under the laws of the Cayman Islands, and the Original Co-Borrower, each as Initial Borrowers, the other Borrowers and Guarantors party thereto from time to time, the Administrative Agent, the Security Trustee and each Lender from time to time party thereto.
RECITALS:
WHEREAS, pursuant to Section 2.16 (Extension of Term Loans; Extension of Revolving Credit Loans) of the Existing Credit Agreement, the Original Co-Borrower, the other Loan Parties, the Extending Class B Revolving Credit Lenders, the Administrative Agent and the Security Trustee are entering into this Extension Amendment in order to establish the terms of the Extended Class B Revolving Credit Commitments (as defined below) and Extended Class B Revolving Facility Loans (as defined below);
WHEREAS, effective as of the Effective Date (after giving effect to the effectiveness of the Extended Class B Revolving Credit Commitments), the Loan Parties and the Extending Class B Revolving Credit Lenders desire to consent to certain Amendments (as defined below) to the Amended Credit Agreement (as defined below) and the other Loan Documents set forth below pursuant to, and as authorized by, Section 10.01 (Amendments, Etc.) of the Amended Credit Agreement;
NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the Parties (as defined below) hereto agree as follows:

1.	DEFINED TERMS
As used in this Extension Amendment, the following terms shall have the meanings set forth below:
2    “Amended Credit Agreement” means the Existing Credit Agreement as further amended, supplemented or otherwise modified by this Extension Agreement, without giving effect to the Amendments.
3    “Effective Date” means the date on which the Administrative Agent provides the notice specified in Section 3 of this Extension Amendment.
4    “Extended Class B Revolving Credit Commitments” means the Extended Revolving Credit Commitment of each Extending Class B Revolving Credit Lender, as set forth on Schedule 1 to this Extension Amendment, established and having the terms set forth in Section 2 of this Extension Amendment.
5    “Extended Class B Revolving Facility Loans” means the Loans advanced by the Extending Class B Revolving Credit Lenders from time to time under the Extended Class B Revolving Credit Commitments. For the avoidance of doubt, the Extended Class B Revolving Facility Loans shall constitute “Revolving Credit Loans” for all purposes under the Amended Credit Agreement.
6    “Parties” means each of the Original Co-Borrower, the other Loan Parties, the Administrative Agent, the Security Trustee and the Extending Class B Revolving Credit Lenders.
7    All other capitalized terms not defined above or elsewhere herein, which are defined in the Amended Credit Agreement, shall have the same meaning in this Extension Amendment, unless specified otherwise.

2.	EXTENSION OF THE MATURITY DATE OF CLASS B REVOLVING CREDIT COMMITMENTS AND ESTABLISHMENT OF THE EXTENDED CLASS B REVOLVING CREDIT COMMITMENTS.

(a)
Each Extending Class B Revolving Credit Lender agrees that immediately upon the occurrence of the Effective Date, the Maturity Date of an aggregate principal amount of its Class B Revolving Credit Commitment (and any Revolving Credit Loans held by it thereunder) representing the aggregate principal amount of its Extended Class B Revolving Credit Commitment, shall be extended to January 30, 2026, automatically and without the need for any further action on behalf of any Party; it being acknowledged that the Extended Class B Revolving Credit Commitments constitute Extended Revolving Credit Commitments in respect of the Class B Revolving Credit Commitments.

(b)
The aggregate principal amount of the Extended Class B Revolving Credit Commitment of each Extending Class B Revolving Credit Lender is set forth opposite its name on Schedule 1 to this Extension Amendment.

(c)
The Applicable Rate in relation to Extended Class B Revolving Facility Loans, unused Extended Class B Revolving Credit Commitments and Letter of Credit fees payable to Participating Revolving Credit Lenders in respect of Extended Class B Revolving Credit Commitments is: (i) for Eurocurrency Rate Loans and such Letter of Credit fees, 3.25%; (ii) for Base Rate Loans, 2.25%; and (iii) for unused commitment fees, 0.50%.

(d)
The Revolving Credit Availability Period with respect to the Extended Class B Revolving Credit Commitments shall be the period from and including the Effective Date to and including the date falling 30 days prior to the Maturity Date of the Extended Class B Revolving Credit Commitments.

(e)
Each Extending Class B Revolving Credit Lender agrees that its Extended Class B Revolving Credit Commitment shall constitute a Participating Revolving Credit Commitment for purposes of the Amended Credit Agreement.

(f)
Each Extending Class B Revolving Credit Lender that is an L/C Issuer and/or an Alternative L/C Issuer hereby confirms that, on the terms and subject to the conditions of the Amended Credit Agreement, it will continue in its role as a L/C Issuer and/or an Alternative L/C Issuer under the Amended Credit Agreement following the Maturity Date with respect to the Class B Revolving Credit Commitments, and each Loan Party and each Extending Class B Revolving Credit Lender hereby agrees that each such L/C Issuer and/or Alternative L/C Issuer shall be entitled to all rights, privileges and indemnities afforded to such L/C Issuer and/or Alternative L/C Issuer under the Amended Credit Agreement (including, without limitation, the payment of fees in accordance with the terms and conditions of Section 2.03(h) of the Amended Credit Agreement).

(g)
The Original Co-Borrower, each Extending Class B Revolving Credit Lender and the Administrative Agent hereby agree that this Section 2 satisfies the Original Co-Borrower’s obligation to deliver a Revolver Extension Request in accordance with the terms of Section 2.16 (Extension of Term Loans; Extension of Revolving Credit Loans) of the Existing Credit Agreement in respect of the Class B Revolving Credit Commitments.

(h)
The obligations with respect to the Extended Class B Revolving Credit Commitments (i) shall be Secured Obligations (as defined in the applicable Intercreditor Agreement) and (ii) shall, except as set forth in this Extension Amendment, have the same terms as the Class B Revolving Credit Commitments as provided in the Existing Credit Agreement and the other Loan Documents before giving effect to this Extension Amendment; it being understood that the Extended Class B Revolving Credit Commitments (and all principal, interest and other amounts in respect thereof) will constitute Obligations under the Amended Credit Agreement and have the same rights and obligations under the Amended Credit Agreement and other Loan Documents as the Class B Revolving Credit Commitments following occurrence of the Effective Date (except as modified hereby).

3.	NOTICE OF EFFECTIVE DATE
The Administrative Agent shall, as soon as reasonably practicable, notify the Original Co-Borrower and the Extending Class B Revolving Credit Lenders once it has received all of the documents and evidence set out on Schedule 3 to this Extension Amendment in form and substance satisfactory to the Administrative Agent (acting reasonably, on the instructions of the Extending Class B Revolving Credit Lenders).

4.	POST-EFFECTIVE DATE ACTIONS
The Company shall complete or cause to be completed each of the actions described on Schedule 4 to this Extension Amendment as soon as commercially reasonable and by no later than the date set forth in Schedule 4 to this Extension Amendment with respect to such action or such later date as the Administrative Agent and/or the Security Trustee, as applicable, may reasonably agree.

5.	AMENDMENTS TO CREDIT AGREEMENT

(a)
Each Extending Class B Revolving Credit Lender (and, for the avoidance of doubt, its successors and assigns), the Administrative Agent and each Loan Party hereby (i) irrevocably consents and agrees, effective as of the Effective Date (after giving effect to the effectiveness of the Extended Class B Revolving Credit Commitments), to (A) all amendments, waivers, consents or other modifications to the Amended Credit Agreement and any other agreements set forth in the “blackline” of the Amended Credit Agreement attached as Exhibit A to this Extension Amendment (where such amendments, waivers, consents or other modifications are indicated textually by the deletion of stricken text (in the same manner as the following example: ~~stricken text~~) and the addition of underlined text (indicated textually in the same manner as the following example: underlined text)) (the “January 2020 Amendments”) and (B) all consequential amendments, waivers, consents or other modifications, whether effected by one instrument or through a series of amendments, to the Amended Credit Agreement or any other Loan Document to be made either to implement the January 2020 Amendments, to the extent necessary to give effect to or otherwise implement the January 2020 Amendments, or to conform any Loan Document to reflect the January 2020 Amendments (the “January 2020 Consequential Amendments”, together with the January 2020 Amendments, the “Required Lender Amendments”) and (ii) irrevocably agrees that, upon receipt of the consent of the Required Lenders in accordance with Section 10.01 (Amendments, Etc.) of the Amended Credit Agreement, without any further action required on the part of any party hereto, the Amended Credit Agreement shall be amended and restated in the form of Exhibit A to this Joinder Agreement (giving effect to the amendments, waivers, consents or other modifications indicated textually in Exhibit A to this Joinder Agreement).

(b)
Each Extending Class B Revolving Credit Lender (and, for the avoidance of doubt, its successors and assigns) hereby irrevocably consents and agrees, in its capacity as a Lender (and, if it is a Hedge Bank, in its capacity as a Hedge Bank), and agrees to cause, unless it is unable or prohibited from doing so, any of its Affiliates or Approved Funds that are Revolving Credit Lenders or Hedge Banks to irrevocably consent in their capacity as Revolving Credit Lenders or Hedge Banks, effective as of the Effective Date (after giving effect to the effectiveness of the Extended Class B Revolving Credit Commitments), to:

(A)
all amendments, waivers, consents or other modifications to the Amended Credit Agreement and any other agreements set forth in the changed pages “blackline” of the Amended Credit Agreement attached as Exhibit B to this Extension Amendment (where such amendments, waivers, consents or other modifications are indicated textually by the deletion of stricken text (in the same manner as the following example: ~~stricken text~~) and the addition of underlined text (indicated textually in the same manner as the following example: underlined text)) (the “Additional Amendments”); and/or

(A)
all consequential amendments, waivers, consents or other modifications, whether effected by one instrument or through a series of amendments, to the Amended Credit Agreement or any other Loan Document to be made either to implement the Affected Lender Amendments, to the extent necessary to give effect to or otherwise implement the Affected Lender Amendments, or to conform any Loan Document to reflect the Affected Lender Amendments (the “Additional Consequential Amendments”, together with the Additional Amendments, the “Affected Lender Amendments”; and the Affected Lender Amendments and the Required Lender Amendments, together the “Amendments”).

(c)
This Extension Amendment shall constitute the irrevocable and written consent of each Extending Class B Revolving Credit Lender (and, for the avoidance of doubt, its successors and assigns), in its capacity as a Lender (and, if it is a Hedge Bank, in its capacity as a Hedge Bank) to the Amendments and the agreement of each Extending Class B Revolving Credit Lender to procure, unless it is unable or prohibited from doing so, that each of its Affiliates or Approved Funds that is a Revolving Credit Lender or a Hedge Bank provides irrevocable and written consent in that capacity in respect of the Amendments for the purposes of Section 10.01 (Amendments, Etc.) of the Amended Credit Agreement, Clause 28 (Consents, Amendments and Override) of the Existing Intercreditor Agreement (as applicable), and any clause in any other Loan Document relating to amendments of that Loan Document, without any further action required on the part of any party thereto; provided that, in each case, in relation to each Extending Class B Revolving Credit Lender, in its capacity as a Lender (and, if it is a Hedge Bank, in its capacity as a Hedge Bank), if (i) the Administrative Agent determines that Extending Class B Revolving Credit Lender can split its votes (and that Extending Class B Revolving Credit Lender has instructed the Administrative Agent to do so) or (ii) greater than 50% of the Commitments or participations thereof, as applicable, of that Extending Class B Revolving Credit Lender are held on the “public side” or on behalf of third parties, such consent shall not be deemed to be given in respect of any Commitment or participation thereof, as applicable, in respect of which such Extending Class B Revolving Credit Lender was prohibited from so consenting.

(d)
Each Extending Class B Revolving Credit Lender (and, for the avoidance of doubt, its successors and assigns) in its capacity as a Lender (and, if it is a Hedge Bank, in its capacity as a Hedge Bank) hereby irrevocably waives, and agrees to cause, unless it is unable or prohibited from doing so, any of its Affiliates or Approved Funds that are Revolving Credit Lenders or Hedge Banks to irrevocably waive in their capacity as Revolving Credit Lenders or Hedge Banks, receipt of any amendment, consent or similar fee in connection with the foregoing consent to any or all of the Amendments (other than any such fee pursuant to a written agreement between Sable Holding Limited and such Affiliate or Approved Fund on or about the date hereof in connection with this Extension Agreement), notwithstanding that other consenting Lenders under the Amended Credit Agreement or Hedge Banks under the applicable Intercreditor Agreement may be paid a fee in consideration of such Lenders’ or Hedge Banks’ consent to any or all of the Amendments; provided that, in each case, in relation to each Extending Class B Revolving Credit Lender, in its capacity as a Lender (and, if it is a Hedge Bank, in its capacity as a Hedge Bank), if (i) the Administrative Agent determines that Extending Class B Revolving Credit Lender can split its votes (and that Extending Class B Revolving Credit Lender has instructed the Administrative Agent to do so) or (ii) greater than 50% of the Commitments or participations thereof, as applicable, of that Extending Class B Revolving Credit Lender are held on the “public side” or on behalf of third parties, such waiver shall not be deemed to be given in respect of any Commitment or participation thereof, as applicable, in respect of which such Extending Class B Revolving Credit Lender was prohibited from providing such waiver.

(e)
Each Extending Class B Revolving Credit Lender (and, for the avoidance of doubt, its successors and assigns), in its capacity as a Lender (and, if it is a Hedge Bank, in its capacity as a Hedge Bank) hereby acknowledges and agrees, and agrees to cause, unless it is unable or prohibited from doing so, any of its Affiliates or Approved Funds that are Revolving Credit Lenders or Hedge Banks to acknowledge and agree in their capacity as Revolving Credit Lenders or Hedge Banks, that the Administrative Agent and/or the Security Trustee may, but shall not be required to, send to it any further formal amendment request in connection with all, or any, of the applicable Amendments, and the Administrative Agent and/or the Security Trustee (as applicable) shall be authorized to consent on behalf of it, as a Lender under one or more Facilities and as a Hedge Bank under the applicable Intercreditor Agreement, to any such Amendments (and the Administrative Agent and/or the Security Trustee shall be authorized to enter into any necessary documentation in connection with the same), and such consent shall be taken into account in calculating whether the Required Lenders, or the relevant requisite Lenders and/or Hedge Banks, have consented to the relevant Amendments in accordance with Section 10.01 (Amendments, Etc.) of the Amended Credit Agreement, Clause 28 (Consents, Amendments and Override) of the Existing Intercreditor Agreement (as applicable), and any clause relating to amendments in any other Loan Document; provided that, in each case, in relation to each Extending Class B Revolving Credit Lender in its capacity as a Lender (and if it is a Hedge Bank, in its capacity as a Hedge Bank), if (i) the Administrative Agent determines that Extending Class B Revolving Credit Lender can split its votes (and that Extending Class B Revolving Credit Lender has instructed the Administrative Agent to do so) or (ii) greater than 50% of the Commitments or participations thereof, as applicable, of that Extending Class B Revolving Credit Lender are held on the “public side” or on behalf of third parties, such acknowledgement and agreement shall not be deemed to be given in respect of any Commitment or participation thereof, as applicable, in respect of which such Extending Class B Revolving Credit Lender was prohibited from providing such acknowledgement and agreement.

6.	USE OF PROCEEDS
The proceeds of the Extended Class B Revolving Facility Loans in respect of the Extended Class B Revolving Credit Commitments shall be used for any purpose not otherwise prohibited under the Amended Credit Agreement, including, without limitation, to finance general corporate and/or working capital purposes, the redemption, refinancing, repayment or prepayment of existing indebtedness of the Restricted Group, and any fees and expenses in connection with this Extension Amendment, the Extended Class B Revolving Credit Commitments or other transactions related thereto.

7.	MISCELLANEOUS

(a)	Each Extending Class B Revolving Credit Lender hereby confirms to each other Lender, the Administrative Agent and the Security Trustee that:

(i)
it has made its own independent investigation and assessment of the financial condition and affairs of each Loan Party and its related entities in connection with its participation in the Amended Credit Agreement and has not relied on any information provided to it by another Lender, the Administrative Agent or the Security Trustee in connection with any Loan Document; and

(ii)
it will continue to make its own independent appraisal of the creditworthiness of each Loan Party and its related entities while any amount is or may be outstanding under the Amended Credit Agreement or any Commitment hereunder or thereunder is in force.

(b)
The Facility Office and address for notices of each Extending Class B Revolving Credit Lender for the purposes of Section 10.02 (Notices and Other Communications; Facsimile Copies) of the Amended Credit Agreement is as set forth on Schedule 2 to this Extension Amendment.

(c)
This Extension Amendment is an “Extension Request”, “Revolver Extension Request” and “Extension Amendment” in respect of the Extended Class B Revolving Credit Commitments for the purposes of the Amended Credit Agreement.

8.	REAFFIRMATION
Each of the Guarantors acknowledges and consents to the terms and conditions of this Extension Amendment and, by execution hereof, confirms:

(a)
its Guaranty obligations under the Amended Credit Agreement and other Loan Documents (including separate guarantee and indemnity agreements given) shall include the Extended Class B Revolving Credit Commitments established hereby and shall be owed to each Secured Party, including the Extending Class B Revolving Credit Lenders, but otherwise shall remain in full force and effect and continue unaffected;

(b)
all liabilities and obligations owed by the Loan Parties under the Amended Credit Agreement, this Extension Amendment and the other Loan Documents are (A) “Secured Liabilities”, “Secured Obligations” or “Secured Debt” (as applicable) as defined in and for the purposes of each Collateral Document to which it is a party and (B) “Secured Obligations” as defined in and for the purposes of the applicable Intercreditor Agreement; and

(c)
each Extending Class B Revolving Credit Lender shall be entitled to share in the Collateral with the Lenders under the other Facilities in accordance with the applicable Intercreditor Agreement and the Collateral Documents.

Nothing contained herein or in any related documents will operate to reduce or discharge any of the obligations of the Guarantors under the Amended Credit Agreement and other Loan Documents (including separate guarantee and indemnity agreements given).

9.	EFFECTS ON LOAN DOCUMENTS
Except as amended by and in accordance with this Extension Amendment, all Loan Documents continue to be in full force and effect and are hereby in all respects ratified and confirmed. Except as provided herein, the execution, delivery and effectiveness of this Extension Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of the Loan Documents or in any way limit, impair or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Loan Documents. On and after the Effective Date, each reference in the Amended Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Amended Credit Agreement, and each reference in the other Loan Documents to “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Amended Credit Agreement shall mean and be a reference to the Existing Credit Agreement as amended, supplemented or otherwise modified by this Extension Amendment, without giving effect to the Amendments, and by any other amendment effected on or about the date hereof. This Extension Amendment, any other amendment effected or about the date hereof and the Existing Credit Agreement shall be read together and construed as a single instrument.

10.	AMENDMENTS
This Extension Amendment may not be amended, modified or waived except by an instrument or instruments in writing signed and delivered on behalf of each of the Parties hereto affected thereby.

11.	COUNTERPARTS
This Extension Amendment may be executed in any number of counterparts, each of which shall be an original and all of which, when taken together, shall constitute one agreement. Delivery of an executed counterpart of a signature page to this Extension Amendment by “.pdf” or other electronic means shall be effective as delivery of an original executed counterpart of this Extension Amendment.

12.	SEVERABILITY
If any provision of this Extension Amendment is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Extension Amendment shall not be affected or impaired thereby and (b) the Parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

13.	CONTRACTUAL RECOGNITION OF BAIL-IN
Notwithstanding any other term of any Loan Document or any other agreement, arrangement or understanding between the Parties, each Party acknowledges, accepts and agrees that any BRRD Liability arising under or in connection with the Loan Documents may be subject to the exercise of Bail-In Powers by the Relevant Resolution Authority and acknowledges, accepts and agrees to be bound by the effect of:

(a)
the exercise of Bail-in Powers by the Relevant Resolution Authority in relation to any such BRRD Liability of the Extending Class B Revolving Credit Lenders to the Parties, that (without limitation) may include and result in any of the following, or some combination thereof:

(i)	the reduction of all, or a portion, of the BRRD Liability or outstanding amounts due thereon;

(ii)
the conversion of all, or a portion, of the BRRD Liability into shares, other securities or other obligations of the Extending Class B Revolving Credit Lenders (or, in each case, any Affiliate of the Extending Class B Revolving Credit Lenders) or another Person, and the issue to or conferral on the Parties of such shares, securities or obligations;

(iii)	the cancellation of any such liability; and

(iv)	the amendment or alteration of any interest, if applicable, thereon, the maturity or the dates on which any payments are due, including by suspending payment for a temporary period; and

(b)	a variation of any term of any Loan Document, as deemed necessary by the Relevant Resolution Authority, to give effect to the exercise of Bail-in Powers by the Relevant Resolution Authority.
For the purposes of this Section 13:
8    “Bail-in Legislation” means:

(a)
in relation to a member state of the European Economic Area which has implemented, or which at any time implements, the BRRD, the relevant implementing law, regulation, rule or requirement as described in the EU Bail-in Legislation Schedule from time to time; and

(b)	in relation to any other state, any analogous law or regulation from time to time which requires contractual recognition of any Write-down and Conversion Powers contained in that law or regulation.
9    “Bail-in Powers” means:

(a)	any Write-down and Conversion Powers as defined in the EU Bail-in Legislation Schedule, in relation to the relevant Bail-in Legislation; and

(b)	in relation to any other applicable Bail-In Legislation:

(i)
any powers under that Bail-In Legislation to cancel, transfer or dilute shares issued by a person that is a bank or investment firm or other financial institution or affiliate of a bank, investment firm or other financial institution, to cancel, reduce, modify or change the form of a liability of such a person or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers; and

(ii)	any similar or analogous powers under that Bail-In Legislation.
10    “BRRD” means Directive 2014/59/EU establishing a framework for the recovery and resolution of credit institutions and investment firms.
11    “BRRD Liability” means a liability in respect of which the relevant Write Down and Conversion Powers in the applicable Bail-in Legislation may be exercised.
12    “EU Bail-in Legislation Schedule” means the document described as such, then in effect, and published by the Loan Market Association (or any successor Person) from time to time.
13    “Relevant Resolution Authority” means the resolution authority with the ability to exercise any Bail-in Powers in relation to the Extending Class B Revolving Credit Lenders (or, in each case, any Affiliate of the Extending Class B Revolving Credit Lenders).

14.	ACKNOWLEDGEMENT REGARDING ANY SUPPORTED QFCS
To the extent that any Loan Documents provide support, through a guarantee or otherwise, for any Secured Hedge Agreement or any other agreement or instrument that is a QFC (such support, “QFC Credit Support”, and each such QFC, a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States):

(a)
in the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.

(b)	as used in this Section 14, the following terms have the following meanings:

(i)	“BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.

(ii)	“Covered Entity” means any of the following:

(A)	a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b);

(B)	a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b);

(C)	a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

(iii)	“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

(iv)	“QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).

15.	APPLICABLE LAW; JURISDICTION; TRIAL BY JURY
THIS EXTENSION AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS EXTENSION AMENDMENT, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. Each of the Parties submits to the exclusive jurisdiction of the federal and state courts in the Borough of Manhattan in the City of New York in any suit or proceeding arising out of or relating to this Extension Amendment or the transactions contemplated hereby. Nothing in this Section 15 shall limit any of the Parties’ right to bring proceedings in any other courts of competent jurisdiction in more than one jurisdiction (whether concurrently or not) to the extent permitted by applicable law. EACH OF THE PARTIES IRREVOCABLY WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING, SUIT, CLAIM OR COUNTER-CLAIM BOUGHT BY OR ON BEHALF OF ANY PARTY RELATED TO OR ARISING OUT OF THE MANDATE DOCUMENTS OR THE PERFORMANCE OF SERVICES THEREUNDER.
[Signature pages follow]
BANK OF AMERICA, N.A., LONDON BRANCH, as Extending Class B Revolving Credit Lender

By:
Name:
Title:

BNP PARIBAS FORTIS SA/NV, as Extending Class B Revolving Credit Lender

By:
Name:
Title:

CITIBANK N.A., LONDON BRANCH, as Extending Class B Revolving Credit Lender

By:
Name:
Title:

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Extending Class B Revolving Credit Lender

By:
Name:
Title:

FIRST CARIBBEAN INTERNATIONAL BANK (BAHAMAS) LIMITED, as Extending Class B Revolving Credit Lender

By:
Name:
Title:

GOLDMAN SACHS BANK USA, as Extending Class B Revolving Credit Lender

By:
Name:
Title:

ING CAPITAL LLC, as Extending Class B Revolving Credit Lender

By:
Name:
Title:

JPMORGAN CHASE BANK, N.A., as Extending Class B Revolving Credit Lender

By:
Name:
Title:

ROYAL BANK OF CANADA, as Extending Class B Revolving Credit Lender

By:
Name:
Title:

SOCIETE GENERALE, LONDON BRANCH, as Extending Class B Revolving Credit Lender

By:
Name:
Title:

THE BANK OF NOVA SCOTIA, as Extending Class B Revolving Credit Lender, L/C Issuer and Swing Line Lender

By:
Name:
Title:

THE BANK OF NOVA SCOTIA, as Administrative Agent

By:
Name:
Title:

THE BANK OF NOVA SCOTIA, as Security Trustee

By:
Name:
Title:

Coral-US Co-Borrower LLC, as a Borrower and a Guarantor

By:
Name:
Title:

Sable International Finance Limited, as a Borrower and a Guarantor

By:
Name:
Title:

C&W Senior Secured Parent Limited, as a Guarantor

By:
Name:
Title:

Sable Holding Limited, as a Guarantor

By:
Name:
Title:

CWIGroup Limited, as a Guarantor

By:
Name:
Title:

Cable and Wireless (West Indies) Limited, as a Guarantor

By:
Name:
Title:

Columbus International Inc., as a Guarantor

By:
Name:
Title:

Schedule 1
EXTENDING CLASS B REVOLVING CREDIT LENDERS AND EXTENDED CLASS B REVOLVING CREDIT COMMITMENTS

Extending Class B Revolving Credit Lenders	Extended Class B Revolving Credit Commitment
Bank of America, N.A., London Branch	$56,000,000
BNP Paribas Fortis SA/NV	$69,500,000
Citibank N.A., London Branch	$50,000,000
Credit Suisse AG, Cayman Islands Branch	$50,000,000
FirstCaribbean International Bank (Bahamas) Limited	$32,500,000
Goldman Sachs Bank USA	$50,000,000
ING Capital LLC	$50,000,000
JPMorgan Chase Bank, N.A.	$40,000,000
Royal Bank of Canada	$57,500,000
Societe Generale, London Branch	$50,000,000
The Bank of Nova Scotia	$69,500,000
TOTAL:	$575,000,000

SCHEDULE 2
FACILITY OFFICE AND ADDRESS FOR NOTICES OF EXTENDING CLASS B REVOLVING CREDIT LENDERS

ADMINISTRATIVE AGENT:
Administrative Agent’s Office

Agent Name	The Bank of Nova Scotia, London
Address:	201 Bishopsgate, 6th Floor London, EC2M 3NS
Attn:	BNS London Loan Ops
Email:
Phone:
Fax:

EXTENDING CLASS B REVOLVING CREDIT LENDERS:
Bank of America, N.A., London Branch
Address: 2 King Edward Street, London EC1A 1HQ
Attn: Gaurav Ahuja / Shirley Fliflet
Phone:

BNP Paribas Fortis SA/NV
Address: Montagne du Parc 3 - 1000 Brussels, Belgium
Attn: Valérie Jourdan / Jean-Philippe Rouane

Citibank N.A., London Branch
Address: Citigroup Centre, 33 Canada Square, London E14 5LB
Attn: Wouter Tamsma
Phone:

Credit Suisse AG, Cayman Islands Branch
Address: Eleven Madison Avenue, 8th Floor, New York, NY 10010
Attn: Loan Operations – Agency Manager
Email: Fax:

FirstCaribbean International Bank (Bahamas) Limited
Address: FirstCaribbean Financial Center, Shirley Street, P. O. Box N-7125, Nassau, Bahamas
Attn: Wendy Major
Email:
Phone:
Fax:

With a copy to: Isabel de Caries
Email:
Phone:

Goldman Sachs Bank USA
Attn: Tony Dick/Nikita Wadhwa
Address: Plumtree Court, 25 Shoe Lane, London EC4A 4AU
Email:
Phone:

ING Capital LLC
Address: 1133 Avenue of the Americas, New York, NY 10036
Attn: Sue Mack
Email:
Phone:
Fax:

JPMorgan Chase Bank, N.A.
Address: 500 Stanton Christiana Rd., Newark, DE 19713
Attn: Vithal Giri
Email:
Phone:
Fax:

Royal Bank of Canada
Address: Thames Court, 1 Queenhithe, London EC4V 3DQ
Attn: Cein Mahood-Gallagher
Phone:

Societe Generale, London Branch
Address: One Bank Street, London E14 4SG
Attn: Chenaab Randhawa
Phone:

The Bank of Nova Scotia
Address: 201 Bishopsgate, 6th Floor, London EC2M 3NS
Attn: BNS London Loan Ops
Email:
Phone:
Fax:

SCHEDULE 3
CONDITIONS PRECEDENT TO EFFECTIVE DATE

1.	Execution and delivery of this Extension Amendment by each Loan Party.

2.
Such certified Organization Documents, certificates of good standing (to the extent such concept exists) from the applicable secretary of state of the state of organization of each Loan Party (other than Columbus International Inc.), certificates of resolutions/authorizations or other action, incumbency certificates and/or other certificates of Responsible Officers of each Loan Party as the Administrative Agent may reasonably request evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Extension Amendment and the other Loan Documents to which that Loan Party is a party.

3.	An opinion from Ropes & Gray International LLP, Delaware and New York counsel to the Loan Parties, in form and substance reasonably satisfactory to the Administrative Agent.

4.	An opinion from Ropes & Gray International LLP, English law counsel to the Loan Parties, in form and substance reasonably satisfactory to the Administrative Agent.

5.	An opinion from Maples and Calder, Cayman law counsel to the Loan Parties, in form and substance reasonably satisfactory to the Administrative Agent.

6.	An opinion from Chancery Chambers, Barbados law counsel to the Loan Parties, in form and substance reasonably satisfactory to the Administrative Agent.

7.
The Administrative Agent shall have received, at least three Business Days prior to the Effective Date, all documentation and other information about each Loan Party required under applicable “know your customer” and anti-money laundering rules and regulations, including under the Beneficial Ownership Regulation (31 C.F.R. § 1010.230) (such information to include, for the avoidance of doubt, a certification regarding beneficial ownership as required by such regulation for each entity that qualifies as a “legal entity customer” thereunder) and the USA Patriot Act, and satisfactory to each Lender party hereto (acting reasonably), in each case, that has been requested by the Administrative Agent (for itself or on behalf of any Lender) in writing at least ten days prior to the Effective Date.

8.
SCHEDULE 4
POST-EFFECTIVE DATE ACTIONS
Within 60 days of the Effective Date, all documents listed below to be executed by the relevant Loan Party and delivered to the Administrative Agent and the Lenders:

1.
Re-confirmation of a Barbados law-governed Deed of Charge over Shares dated April 2, 2015 and made between Sable Holding Limited as Chargor and The Bank of Nova Scotia (as successor to BNP Paribas) as Security Trustee in respect of the shares of Columbus International Inc.

1.
Re-confirmation of a Barbados law-governed Confirmation Deeds dated July 13, 2016, July 31, 2017, June 25, 2019 and January 10, 2020, in each case made between Columbus International Inc. (formerly known as Columbus Cable (Barbados) Limited), Sable Holding Limited and The Bank of Nova Scotia, as Security Trustee.

EXHIBIT A
JANUARY 2020 AMENDMENTS
[Incorporated by reference to Exhibit 10.1 – Exhibit A in this Current Report on Form 8-K]

EXHIBIT B
ADDITIONAL AMENDMENTS
[Incorporated by reference to Exhibit 10.1 – Exhibit B in this Current Report on Form 8-K]